PINE GROVE ALTERNATIVE INSTITUTIONAL FUND
(the "Fund")

Supplement dated July 31, 2018 ("Supplement")
to the Prospectus and the Statement of Additional Information, each dated August 1, 2017

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus and Statement of Additional Information.

On July 30, 2018, the Fund's Board of Trustees (the "Board"), upon the recommendation of the Fund's investment manager, FRM Investment Management (USA) LLC ("FRM"), and upon careful consideration, approved a proposal to liquidate the Fund pursuant to the terms of its plan of liquidation (the "Plan of Liquidation"). Pursuant to the Plan of Liquidation, substantially all of the assets of the Fund will be liquidated, known liabilities of the Fund will be satisfied, and the remaining proceeds will be distributed to the Fund's shareholders.
The Liquidation schedule is anticipated to be as follows:

Timing of Payments to Shareholders	Approximate Percentage of Net Asset Value
Q4 2018	Up to 10%
Q1 2019	Up to 45%
Q3 2019	Up to 40%
Q2 2020	Up to 5%

The Fund will be dissolved as soon as reasonably practicable following the Liquidation.

The Fund will be closed to any subscriptions as of July 31, 2018 and will not make any further tender offers to repurchase Shares.  Any tenders previously submitted by shareholders in connection with the tender offer that commenced on May 21, 2018 will be processed in accordance with the terms of that offer.

Shareholders will not be required to submit any written tender documentation in connection with the Liquidation.

Following the closure of the Fund to subscriptions, FRM will engage in business and activities for the purposes of winding down the Fund's business affairs and transitioning its portfolio to cash and cash equivalents in preparation for the orderly liquidation and subsequent distribution of its assets. In preparing for the Liquidation and the process of transitioning its portfolio, the Fund will no longer be pursuing its investment objective or be managed consistent with its investment strategies as stated in the Prospectus. This is likely to impact performance.  Pending the Fund's final distribution, the Fund may remain invested in certain Private Investment Funds, which means that certain of the Fund's assets will still be exposed to the risks of the Fund's investment program.

Dates and amounts set forth in the Plan of Liquidation, including those in the Liquidation schedule above, may be changed without notice to shareholders, at the discretion of the Board or the Fund's officers.

Upon the distribution of all of the Fund's assets, the Fund intends promptly to deregister under the Investment Company Act of 1940, as amended, and dissolve under Delaware law.

You may be subject to federal, state, local or foreign taxes on the repurchase of Shares. You should consult your tax adviser for information regarding all tax consequences applicable to your investment in the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.